     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319
__________________________________________

Fort Dearborn Income Securities, Inc.

_______________________________________________________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
_______________________________________________________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2009

Item 1. Reports to Stockholders.

Fort Dearborn Income
Securities, Inc.
Semiannual Report
March 31, 2009

Fort Dearborn Income Securities, Inc.

May 15, 2009

Dear shareholder,
We present you with the semiannual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the six months ended March 31, 2009.

Performance
Over the six-month period, the Fund gained 5.09% on a net asset value (“NAV”) basis, and gained 4.86% on a market price basis. Over the same period, the Fund’s Lipper Corporate Debt Funds BBB-Rated peer group median declined 3.98% on an NAV basis, and gained 8.05% on a market price basis, while the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), gained 3.29%. (For more information on the Index and performance, please refer to “Performance at a glance” on page 7.)

The Fund outperformed both its peer group (on an NAV basis), as well as its benchmark during the reporting period. During the period, neither the Fund nor the Index used leverage, though some funds in its Lipper peer group may use leverage. (Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its NAV per share during the six-month reporting period. During that time, the Fund’s average discount was 8.67%, which was greater than the median discount of 5.07% of its Lipper peer group over the same period, according to data provided by Lipper, Inc. As of March 31, 2009, the Fund was trading at a discount of 6.86%, while the median discount of its Lipper peer group was 5.33%.
Fort Dearborn Income
Securities, Inc.

Investment goal:
Current income consistent with
external interest rate conditions
and total return

Portfolio Manager:
Michael Dow
UBS Global Asset
Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing

Fort Dearborn Income Securities, Inc.

the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	When the reporting period began, there continued to be hope that if the US fell into a recession, it would be modest and brief. By the end of the period, the question was no longer if a recession would occur, it was how long it would last and how severe it would be.

Economic growth weakened significantly in the third quarter of 2008. A sharp decline in personal spending, the intensification of the credit crunch and ongoing housing market weakness resulted in gross domestic product (GDP) declining 0.5%. The slump continued into the fourth quarter, when GDP declined 6.3%. The economy remained weak to start 2009, with the advance estimate for first quarter GDP showing a decline of 6.1%.

Near the end of 2008, the National Bureau of Economic Research (NBER) formally declared that the US economy was in a recession, placing its start back in December 2007. The NBER defines a recession as “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	The Fed has been aggressive in attempting to stabilize the markets, adding billions of dollars into the financial system in an attempt to keep the US economy from falling into a prolonged recession. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and began to implement its Troubled Asset Relief Program (TARP).

The new administration in Washington has put the revival of the economy on the front burner. In February, President Obama signed a $787 billion stimulus package into law. More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $500 billion to $1 trillion of toxic mortgage assets from bank balance sheets.

Fort Dearborn Income Securities, Inc.

In further support of the economy, the Fed reduced the fed funds rate on several occasions during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) Prior to the start of the reporting period, the Fed had left rates on hold for several months, citing inflationary pressures triggered by soaring oil and food prices. When the reporting period began, the fed funds rate was 2.00%.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed moved into action, lowering the rate on October 8, 2008 in a coordinated interest rate cut with other central banks from around the world. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29, 2008. Together, these moves brought the federal funds rate to 1.00%. Then, at its December 16, 2008 meeting, the Fed aggressively cut the rate, bringing it to a range of 0.00% to 0.25%—a record low. This rate was subsequently maintained at the Fed meetings that took place in January, March and April 2009.

Q.	How did the bond market perform in this environment?
A.	As was the case with the stock market, the fixed income market experienced periods of extreme volatility during the reporting period. Treasury yields fluctuated in response to a stream of news regarding the economy and the government’s attempts to restore order to the financial markets and stimulate economic growth. Treasury yields ultimately moved lower (and their prices moved higher) given the Fed’s numerous interest rate cuts and periods of extreme investor risk aversion.

During the six-month reporting period, two-year Treasury yields fell from 2.00% to 0.81%, while 10-year Treasury yields moved from 3.85% to 2.71%. During the six months ended March 31, 2009, the overall bond market, as measured by the Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index), returned 4.70%.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	We kept the Fund’s duration, which measures a portfolio’s sensitivity to changes in interest rates, largely in line with that of its benchmark throughout the reporting period. From a yield curve perspective, we maintained a modest steepening bias in the portfolio. This benefited performance when the yield curve steepened as the difference between short- and long-term interest rates increased.

Fort Dearborn Income Securities, Inc.

Q.	How did you position the Fund’s portfolio during the reporting period?
A.	We proactively managed the Fund’s portfolio as we sought to take advantage of what we believed to be pricing dislocations in the fixed income market.

	•	An underweight to the corporate bond sector benefited Fund performance. Periods of heightened investor risk aversion triggered several flights to quality throughout the reporting period. During these times, investors flocked to the safety of US Treasuries, while spreads on corporate bonds—the difference between the yields paid on these securities versus those paid on US Treasuries—moved to historically wide levels. In this environment, the Fund’s underweight to the corporate bond sector enhanced its relative results.

	•	The Fund maintained a near-neutral allocation to the agency mortgage-backed sector. Exposure to nonagency mortgage-backed securities was minimal, and did not affect performance materially. However, an overweight to government agency securities benefited performance during the period.

	•	An overweight to asset-backed securities (ABS) produced mixed results. Early in the reporting period, the Fund’s minimal exposure to ABS backed by home equity loans was a small drag on performance as mortgage foreclosures and defaults moved sharply higher. However, the overall ABS sector rallied as the reporting period progressed. This was, in part, a reaction to the Fed’s plans to support certain ABS through the Fed’s Term Asset-Backed Securities Loan Facility, created to revive consumer lending by facilitating issuance of consumer and small business ABS.

	•	The Fund’s modest holdings in commercial mortgage-backed securities (CMBS) performed poorly during the reporting period. While we favored AAA-rated CMBS, they too were negatively impacted by increased risk aversion and fears that the weakening economy would adversely affect the commercial real estate market. CMBS spreads—the difference between the yields paid on these securities versus those paid on US Treasury bonds—reached historically wide levels during the fourth quarter of 2008, and they remained elevated at the end of the reporting period.

Despite this, we selectively added to the Fund’s exposure to AAA-rated CMBS during the period, as we believed that these securities offered high-quality cash flows and that their long-term appreciation potential

Fort Dearborn Income Securities, Inc.

was compelling. Recent government support from the Treasury’s Public-Private Partnership Investment Program has caused these securities to rally from their distressed levels.

•	The Fund’s out-of-index exposure to inflation-linked bonds produced mixed results. During the first half of the reporting period, Treasury inflation-protected securities (TIPS) performed poorly as inflationary pressures receded. However, TIPS rallied during the first quarter of 2009, as inflationary fears increased following the government’s aggressive actions to stimulate the economy. Overall, the Fund’s exposure to TIPS was slightly positive for performance.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	At UBS Global Asset Management, we have taken steps to face the ongoing challenges in the marketplace and to take advantage of what we feel will be compelling opportunities in the future. These include building a team of investment professionals who we believe have track records of success in addressing some of the issues existing in today’s marketplace, and increasing the depth of our analyst teams, including doubling headcount to create a stronger analytical platform.

In terms of the economy, we believe that the key uncertainty going forward is the extent and impact of further government intervention for the financial and housing markets, as well as the future path of inflation or deflation. While we believe that the government’s aggressive intervention was necessary, we think it is possible that, over the longer term, unintended consequences may outweigh the near-term benefits.

Looking ahead, we plan to continue to purchase high-quality securities and maintain liquidity while incrementally adding to certain non-Treasury securities that we believe are attractively valued. We continue to be mindful of the continued stress in corporate, residential and commercial real estate markets.

Fort Dearborn Income Securities, Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Fort Dearborn Income Securities, Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Head of US Long Duration Fixed Income
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2009. The views and opinions in the letter were current as of May 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 03/31/09

Net asset value returns	6 months	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	5.09%	(4.38)%	2.12%	4.83%

Lipper Corporate Debt Funds BBB-Rated median	(3.98)%	(10.29)%	0.39%	3.96%

Market price returns

Fort Dearborn Income Securities, Inc.	4.86%	(2.78)%	3.16%	4.93%

Lipper Corporate Debt Funds BBB-Rated median	8.05%	(5.77)%	(0.62)%	3.60%

Index returns

Investment Grade Bond Index(1)	3.29%	(3.79)%	2.28%	5.30%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

(1)	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays Capital US Agency Index (formerly known as Lehman Brothers US Agency Index) (7+ years), 75% Barclays Capital US Credit Index (formerly known as Lehman Brothers US Credit Index) (7+ years), 10% Barclays Capital US MBS Fixed Rate Index (formerly known as Lehman Brothers US MBS Fixed Rate Index) (all maturities) and 10% Barclays Capital US Treasury Index (formerly known as Lehman Brothers US Treasury Index) (7+ years). Investors should note that indices do not reflect fees, expenses or taxes.

Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics*	03/31/09	09/30/08	03/31/08

Net assets (mm)	$124.1	$121.2	$136.9

Weighted average maturity (yrs.)	18.0	15.9	15.2

Modified duration†	7.9%	8.3%	8.6%

Credit quality**	03/31/09	09/30/08	03/31/08

AAA	37.8%	40.0%	34.7%

AA	7.2	8.0	7.1

A	29.8	24.5	22.9

BBB	22.7	23.6	20.0

BB	0.5	0.7	1.6

B	0.1	0.8	5.5

CCC	0.1	0.4	2.0

Non-rated	0.4	0.6	3.1

Cash equivalents	1.0	4.7	3.7

Other assets, less liabilities	0.4	(3.3)	(0.6)

Total	100.0%	100.0%	100.0%

*	Characteristics will vary over time.
**	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.
†	Modified duration is the change in price, expressed as a percentage, expected in response to each 1% change in yield of the portfolio’s holdings.

Fort Dearborn Income Securities, Inc.

Industry diversification
As a percentage of net assets
As of March 31, 2009 (unaudited)

Bonds
Corporate bonds
Aerospace & defense	0.62%
Automobiles	0.61
Beverages	0.53
Biotechnology	0.25
Capital markets	3.09
Chemicals	1.41
Commercial banks	3.33
Commercial services & supplies	0.53
Communications equipment	0.87
Computers & peripherals	0.46
Construction materials	0.18
Diversified consumer services	0.88
Diversified financial services	7.80
Diversified telecommunication services	6.20
Electric utilities	6.62
Energy equipment & services	0.83
Food & staples retailing	2.26
Food products	0.63
Health care providers & services	1.08
Hotels, restaurants & leisure	0.23
Household durables	0.49
Household products	0.33
Insurance	2.00
Machinery	0.41
Media	3.62
Metals & mining	0.40
Multiline retail	0.45
Multi-utilities	0.69
Office electronics	0.32
Oil, gas & consumable fuels	5.62
Pharmaceuticals	2.80
Real estate investment trusts (REITs)	0.56
Road & rail	1.81
Software	0.44
Tobacco	1.01

Total corporate bonds	59.36

Asset-backed securities	5.90
Commercial mortgage-backed securities	3.51
Mortgage & agency debt securities	19.58
Municipal bonds	4.00

Fort Dearborn Income Securities, Inc.

Industry diversification (concluded)
As a percentage of net assets
As of March 31, 2009 (unaudited)

Bonds (concluded)
US government obligations	5.57%
Non US-government obligation	0.68

Total bonds	98.60
Preferred stock	0.01
Short-term investment	1.04

Total investments	99.65
Cash and other assets, less liabilities	0.35

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—98.60%

Corporate bonds—59.36%

Australia—0.25%
BHP Billiton Finance USA Ltd.,
6.500%, due 04/01/19	$305,000	$309,008

Bermuda—0.15%
Ingersoll-Rand Global Holding Co., Ltd.,
9.500%, due 04/15/14	185,000	184,985

Canada—2.23%
Anadarko Finance Co.,
Series B,
7.500%, due 05/01/31	380,000	296,799

Barrick Gold Corp.,
6.950%, due 04/01/19	180,000	180,821

Canadian National Railway Co.,
6.375%, due 11/15/37	625,000	659,472

6.900%, due 07/15/28	285,000	303,568

Canadian Natural Resources Ltd.,
6.750%, due 02/01/39	1,020,000	807,466

TransCanada Pipelines Ltd.,
7.125%, due 01/15/19	500,000	521,706

Total Canada corporate bonds		2,769,832

Cayman Islands—0.84%
Transocean Ltd.,
6.800%, due 03/15/38	535,000	470,015

7.500%, due 04/15/31	620,000	566,108

Total Cayman Islands corporate bonds		1,036,123

France—0.31%
Electricite de France,
6.950%, due 01/26/39(1)	390,000	386,554

Luxembourg—0.62%
Telecom Italia Capital SA,
6.375%, due 11/15/33	1,060,000	772,322

Netherlands—1.41%
Deutsche Telekom International Finance BV,
6.750%, due 08/20/18	520,000	522,239

E.ON International Finance BV,
6.650%, due 04/30/38(1)	725,000	696,202

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Netherlands—(concluded)
Shell International Finance BV,
6.375%, due 12/15/38	$500,000	$526,512

Total Netherlands corporate bonds		1,744,953

Spain—0.36%
Telefonica Emisiones SAU,
6.221%, due 07/03/17	440,000	450,919

Switzerland—0.61%
Credit Suisse,
6.000%, due 02/15/18	865,000	754,454

United Kingdom—1.41%
Abbey National PLC,
7.950%, due 10/26/29	550,000	477,045

AstraZeneca PLC,
6.450%, due 09/15/37	470,000	487,523

British Telecommunications PLC,
9.125%, due 12/15/30	365,000	331,753

Royal Bank of Scotland Group PLC,
7.640%, due 09/29/17(2),(3)	600,000	135,000

Vodafone Group PLC,
6.150%, due 02/27/37	340,000	320,578

Total United Kingdom corporate bonds		1,751,899

United States—51.17%
Alabama Power Co.,
6.000%, due 03/01/39	310,000	304,903

Allergan, Inc.,
5.750%, due 04/01/16	675,000	659,787

Allstate Corp.,
5.350%, due 06/01/33	575,000	389,775

Alltel Corp.,
7.875%, due 07/01/32	300,000	304,932

Altria Group, Inc.,
9.700%, due 11/10/18	460,000	500,710

9.950%, due 11/10/38	175,000	174,634

American Honda Finance Corp.,
7.625%, due 10/01/18(1)	225,000	211,855

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
American International Group, Inc.,
5.850%, due 01/16/18	$1,180,000	$461,975

Amgen, Inc.,
6.400%, due 02/01/39	325,000	312,429

Anheuser-Busch Cos., Inc.,
6.450%, due 09/01/37	400,000	331,959

Apache Corp.,
6.000%, due 01/15/37	575,000	554,629

Appalachian Power Co.,
7.950%, due 01/15/20	300,000	307,891

Archer-Daniels-Midland Co.,
6.450%, due 01/15/38	350,000	349,047

AT&T, Inc.,
6.500%, due 09/01/37	975,000	879,861

6.550%, due 02/15/39	1,030,000	934,191

Bank of America Corp.,
5.420%, due 03/15/17	2,200,000	1,337,081

Bank of America N.A.,
6.000%, due 10/15/36	500,000	330,762

Bear Stearns Cos.,
7.250%, due 02/01/18	1,310,000	1,352,855

Boeing Co.,
5.000%, due 03/15/14	300,000	307,517

Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	350,000	334,135

Burlington Northern Santa Fe Corp.,
7.082%, due 05/13/29	745,000	751,461

Caterpillar Financial Services Corp.,
5.450%, due 04/15/18	340,000	291,702

Chevron Corp.,
4.950%, due 03/03/19	505,000	516,102

Cisco Systems, Inc.,
5.900%, due 02/15/39	1,180,000	1,084,204

Citigroup, Inc.,
6.125%, due 05/15/18	2,730,000	2,356,364

Comcast Corp.,
6.950%, due 08/15/37	2,250,000	2,095,227

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
ConocoPhillips,
6.500%, due 02/01/39	$1,040,000	$1,014,495

Consolidated Edison Co. of New York, Inc.,
7.125%, due 12/01/18	400,000	425,469

CRH America, Inc.,
6.000%, due 09/30/16	310,000	218,581

CVS Caremark Corp.,
6.250%, due 06/01/27	500,000	460,763

Daimler Finance North America LLC,
8.500%, due 01/18/31	845,000	755,613

Dominion Resources, Inc.,
Series B,
5.950%, due 06/15/35	495,000	418,900

DTE Energy Co.,
6.350%, due 06/01/16	500,000	432,598

Duke Energy Carolinas LLC,
6.050%, due 04/15/38	350,000	351,423

ERAC USA Finance Co.,
7.000%, due 10/15/37(1)	440,000	256,107

8.000%, due 01/15/11(1)	915,000	828,769

Exelon Generation Co. LLC,
5.350%, due 01/15/14	1,015,000	950,608

Florida Power & Light Co.,
5.650%, due 02/01/35	355,000	344,648

Florida Power Corp.,
6.350%, due 09/15/37	215,000	223,099

Fortune Brands, Inc.,
5.375%, due 01/15/16	700,000	603,980

General Electric Capital Corp.,
5.625%, due 05/01/18	330,000	286,942

5.875%, due 01/14/38	1,445,000	1,032,143

6.875%, due 01/10/39	745,000	607,615

GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	600,000	605,916

GMAC LLC,
6.875%, due 09/15/11(1)	202,000	143,545

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	$1,026,000	$937,167

6.750%, due 10/01/37	770,000	520,783

Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	590,000	295,500

Hewlett-Packard Co.,
4.750%, due 06/02/14	570,000	576,228

HSBC Bank USA N.A.,
5.625%, due 08/15/35	855,000	706,941

ICI Wilmington, Inc.,
5.625%, due 12/01/13	850,000	816,466

Illinois Tool Works, Inc.,
6.250%, due 04/01/19(1)	325,000	327,639

JP Morgan Chase Capital XXV,
Series Y,
6.800%, due 10/01/37	1,100,000	728,498

Kimberly-Clark Corp.,
7.500%, due 11/01/18	350,000	413,589

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	900,000	667,749

Kraft Foods, Inc.,
6.875%, due 01/26/39	440,000	432,013

Kroger Co.,
6.900%, due 04/15/38	650,000	656,513

Lehman Brothers Holdings, Inc.,
6.750%, due 12/28/17(4)	585,000	58

6.875%, due 05/02/18(4)	785,000	94,200

McDonald’s Corp.,
6.300%, due 03/01/38	275,000	283,171

Merck & Co., Inc.,
6.400%, due 03/01/28	520,000	536,242

Merrill Lynch & Co., Inc.,
5.700%, due 05/02/17	400,000	236,846

6.875%, due 04/25/18	365,000	285,464

Metlife Inc.,
Series A,
6.817%, due 08/15/18	665,000	570,932

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	$900,000	$777,556

Morgan Stanley,
1.950%, due 06/20/12	645,000	644,041

6.625%, due 04/01/18	845,000	805,713

7.250%, due 04/01/32	355,000	316,348

Mosaic Co.,
7.375%, due 12/01/14(1)	950,000	931,000

National Rural Utilities Cooperative Finance Corp.,
10.375%, due 11/01/18	160,000	185,233

New Cingular Wireless Services, Inc.,
8.750%, due 03/01/31	945,000	1,036,341

News America, Inc.,
6.200%, due 12/15/34	695,000	499,955

Nisource Finance Corp.,
10.750%, due 03/15/16	200,000	202,470

Norfolk Southern Corp.,
5.750%, due 04/01/18	340,000	337,882

Northrop Grumman Systems Corp.,
7.125%, due 02/15/11	425,000	453,486

Nustar Logistics,
7.650%, due 04/15/18	575,000	473,830

Oncor Electric Delivery Co.,
6.800%, due 09/01/18(1)	425,000	416,717

ONEOK Partners LP,
8.625%, due 03/01/19	440,000	443,987

Oracle Corp.,
6.500%, due 04/15/38	550,000	548,557

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	540,000	528,414

8.250%, due 10/15/18	275,000	324,111

Pemex Project Funding Master Trust,
5.750%, due 03/01/18	685,000	571,975

PepsiCo Inc.,
7.900%, due 11/01/18	260,000	319,451

Pfizer, Inc.,
6.200%, due 03/15/19	305,000	325,044

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Philip Morris International, Inc.,
6.375%, due 05/16/38	$600,000	$581,071

Progressive Corp.,
6.250%, due 12/01/32	275,000	238,331

Prologis,
5.625%, due 11/15/15	825,000	420,509

Prudential Financial, Inc.,
5.750%, due 07/15/33	425,000	210,517

PSEG Power LLC,
8.625%, due 04/15/31	695,000	698,719

Safeway Inc.,
7.450%, due 09/15/27	725,000	754,637

San Diego Gas & Electric Co.,
Series FFF,
6.125%, due 09/15/37	450,000	465,761

Schering-Plough Corp.,
6.550%, due 09/15/37	525,000	533,845

Simon Property Group LP,
5.375%, due 06/01/11	300,000	270,768

South Carolina Electric & Gas Co.,
6.500%, due 11/01/18	105,000	115,306

Southern California Edison Co.,
6.050%, due 03/15/39	375,000	373,955

Sprint Capital Corp.,
6.875%, due 11/15/28	1,035,000	631,350

Target Corp.,
6.500%, due 10/15/37	290,000	256,977

7.000%, due 07/15/31	305,000	292,829

Time Warner Cable, Inc.,
7.300%, due 07/01/38	600,000	542,142

8.750%, due 02/14/19	410,000	435,349

Time Warner, Inc.,
7.625%, due 04/15/31	1,030,000	920,331

Travelers Property Casualty Corp.,
6.375%, due 03/15/33	350,000	326,296

Unilever Capital Corp.,
4.800%, due 02/15/19	450,000	448,366

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Union Electric Co.,
6.700%, due 02/01/19	$340,000	$323,857

Union Pacific Corp.,
7.875%, due 01/15/19	180,000	198,507

UnitedHealth Group, Inc.,
6.875%, due 02/15/38	865,000	767,307

Valero Energy Corp.,
6.625%, due 06/15/37	360,000	254,476

7.500%, due 04/15/32	400,000	313,776

Verizon Communications, Inc.,
6.900%, due 04/15/38	520,000	502,932

Verizon New York, Inc.,
Series B,
7.375%, due 04/01/32	1,085,000	1,006,702

Virginia Electric and Power Co.,
8.875%, due 11/15/38	400,000	489,021

Wachovia Bank N.A.,
5.850%, due 02/01/37	1,175,000	852,641

Wal-Mart Stores, Inc.,
6.500%, due 08/15/37	900,000	935,756

Washington Mutual Bank,
5.500%, due 01/15/13(4),(5)	750,000	75

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17(2),(3),(4),(5),(6)	1,300,000	130

Waste Management, Inc.,
6.100%, due 03/15/18	700,000	661,250

WellPoint, Inc.,
5.850%, due 01/15/36	705,000	570,022

Wells Fargo Bank N.A.,
5.950%, due 08/26/36	1,180,000	870,051

Wisconsin Power & Light Co.,
7.600%, due 10/01/38	175,000	198,358

Xerox Corp.,
6.350%, due 05/15/18	540,000	402,300

Total United States corporate bonds		63,489,532

Total corporate bonds (cost—$86,050,267)		73,650,581

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—5.90%

United States—5.90%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.674%, due 08/25/35(2)	$186,796	$159,781

Asset Backed Funding Certificates,
Series 2006-OPT3, Class A3A,
0.582%, due 11/25/36(2)	364,640	346,636

Bank of America Credit Card Trust,
Series 2007-B1, Class B1,
0.636%, due 06/15/12(2)	850,000	778,844

Citibank Credit Card Issuance Trust,
Series 2002-A8, Class A8,
0.723%, due 11/07/11(2)	750,000	738,282

Series 2007-A3, Class A3,
6.150%, due 06/15/39	390,000	385,758

CPL Transition Funding LLC,
Series 2002-1, Class A5,
6.250%, due 01/15/17	3,000,000	3,321,751

Ford Credit Auto Owner Trust,
Series 2007-B, Class A3A,
5.150%, due 11/15/11	320,000	315,762

MBNA Credit Card Master Note Trust,
Series 2004-A7, Class A7,
0.561%, due 12/15/11(2)	250,000	248,254

Series 2006-B1, Class B1,
0.776%, due 07/15/15(2)	500,000	307,497

MBNA Master Credit Card Trust,
Series 2001-B, Class C,
7.250%, due 08/15/13(1)	300,000	225,285

Small Business Administration,
Series 2004-P10B, Class 1,
4.754%, due 08/10/14	341,823	353,020

Structured Asset Investment Loan Trust,
Series 2005-7, Class A4,
0.664%, due 08/25/35(2)	146,868	141,639

Total asset-backed securities (cost—$7,143,246)		7,322,509

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—3.51%

United States—3.51%
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR7, Class A2,
4.945%, due 02/11/41	$679,291	$573,704

Series 2006-PW12, Class A4,
5.718%, due 09/11/38(2)	600,000	511,569

Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A2,
5.560%, due 10/15/48	500,000	438,842

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4,
5.444%, due 03/10/39	1,000,000	720,366

GS Alternative Mortgage Product II,
Series 2006-GG8, Class A2,
5.479%, due 11/10/39	320,000	282,414

Series 2007-GG10, Class A2,
5.778%, due 08/10/45(2)	575,000	484,947

Series 2007-GG10, Class A4,
5.799%, due 08/10/45(2)	1,000,000	682,443

Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A2,
5.624%, due 07/15/45	750,000	664,009

Total commercial mortgage-backed securities (cost—$4,082,805)		4,358,294

Mortgage & agency debt securities—19.58%

United States—19.58%
Federal Home Loan Mortgage Corp.,‡
3.500%, due 05/29/13	890,000	935,137

4.875%, due 06/13/18	1,610,000	1,785,416

5.000%, due 01/30/14	30,000	33,288

Federal Home Loan Mortgage Corp. Gold Pool,‡
#E01127,
6.500%, due 02/01/17	112,585	118,294

Federal National Mortgage Association,‡
2.750%, due 03/13/14	795,000	804,490

2.875%, due 10/12/10	5,000,000	5,138,490

2.875%, due 12/11/13	545,000	557,116

3.500%, due 04/28/11	190,000	190,268

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
5.250%, due 08/01/12	$245,000	$256,513

5.625%, due 07/15/37	1,500,000	1,674,568

Federal National Mortgage Association Grantor Trust,‡
Series 2002-T19, Class A1,
6.500%, due 07/25/42	284,788	300,630

Federal National Mortgage Association Pools,‡
#688066,
5.500%, due 03/01/33	315,764	329,209

#793666,
5.500%, due 09/01/34	1,554,665	1,618,431

#802481,
5.500%, due 11/01/34	287,100	298,876

#888016,
5.500%, due 05/01/36	2,393,591	2,489,522

#596124,
6.000%, due 11/01/28	208,188	219,356

#988988,
6.000%, due 09/01/38	4,236,412	4,429,667

#253824,
7.000%, due 03/01/31	93,956	101,350

Federal National Mortgage Association REMIC,‡
Series 1993-106, Class Z,
7.000%, due 06/25/13	40,390	42,838

Government National Mortgage Association Pools,
4.500%,TBA	750,000	767,109

#781029,
6.500%, due 05/15/29	62,215	66,244

GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36	1,300,000	952,003

Residential Funding Mortgage Securities I,
Series 2006-S6, Class M2,
6.000%, due 07/25/36	1,270,872	66,867

Wells Fargo Mortgage Backed Securities Trust,
Series 2003-18, Class A2,
5.250%, due 12/25/33	1,137,134	1,123,276

Total mortgage & agency debt securities (cost—$25,058,191)		24,298,958

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

	Face
Security description	amount	Value

Bonds—(concluded)

Municipal bonds—4.00%

Illinois—1.64%
Illinois State Taxable Pension,
5.100%, due 06/01/33	$2,350,000	$2,040,364

New Jersey—2.36%
New Jersey Economic Development Authority
Revenue Bonds, Series B,
10.574%, due 02/15/18(7)	5,000,000	2,927,050

Total municipal bonds (cost—$4,762,978)		4,967,414

US government obligations—5.57%
US Treasury Bonds,
4.500%, due 05/15/38	2,080,000	2,428,400

8.125%, due 08/15/19	165,000	239,250

US Treasury Inflation Indexed Bonds (TIPS),
2.125%, due 01/15/19	1,000,000	1,047,046

2.500%, due 01/15/29	3,000,000	3,194,609

Total US government obligations (cost—$6,658,944)		6,909,305

Non US-government obligation—0.68%

Mexico—0.68%
United Mexican States,
6.750%, due 09/27/34 (cost—$651,007)	890,000	838,202

Total bonds (cost—$134,407,438)		122,345,263

	Shares

Preferred stock—0.01%

United States—0.01%
Preferred Blocker, Inc.,
7.000%, due 12/31/11(1),(3),(8) (cost—$34,713)	42	8,362

	Units

Short-term investment—1.04%

Investment company—1.04%
UBS Cash Management Prime Relationship Fund,
1.028%(9),(10) (cost—$1,294,982)	1,294,982	1,294,982

Total investments—99.65% (cost—$135,737,133)		123,648,607

Cash and other assets, less liabilities—0.35%		432,553

Net assets—100.00%		$124,081,160

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

Notes to portfolio of investments
For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and the components of net unrealized depreciation of investments at March 31, 2009 were as follows:

Tax cost of investments	$135,737,133

Gross unrealized appreciation	2,827,463

Gross unrealized depreciation	(14,915,989)

Net unrealized depreciation of investments	$(12,088,526)

‡	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the value of these securities amounted to $4,432,035 or 3.57% of net assets.
(2)	Floating rate security—The interest rates shown are the current rates as of March 31, 2009.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is in default.
(5)	Security is illiquid. At March 31, 2009, the value of these securities amounted to $205 or 0.00% of net assets.
(6)	Security exempt from registration under 144A of Securities Act of 1933. This security, which represents 0.00% of net assets as of March 31, 2009, is considered illiquid and restricted. (see table below for more information)

Restricted security

					03/31/09
			Acquisition		Market
			cost as a	03/31/09	value as a
	Acquisition	Acquisition	percentage	Market	percentage
Security	dates	cost	of net assets	value	of net assets

Washington Mutual
Preferred Funding LLC,
9.750%, due 12/15/17	10/19/07	$614,250	0.49%	$60	0.00%(1)

9.750%, due 12/15/17	10/25/07	592,000	0.48	60	0.00(1)

9.750%, due 12/15/17	11/02/07	93,500	0.08	10	0.00(1)

		$1,299,750	1.05%	$130	0.00%(1)

(1)	Amount represents less than 0.005%.

23

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

(7)	Rate shown reflects annualized yield at March 31, 2009 on zero coupon bond.
(8)	Security is a multi-coupon preferred stock that had a coupon reset date of January 16, 2009 of 7.000% fixed until it’s end date of December 31, 2049.
(9)	The rate shown reflects the yield at March 31, 2009.
(10)	The table below details the Fund’s investment in securities issued by funds that are advised by the same advisor as the Fund. The advisor does not earn a management fee from either UBS Supplementary Trust—U.S. Cash Management Prime Fund or UBS Cash Management Prime Relationship Fund.

		Purchases	Sales		Income earned
		during the	during the		from affiliate
		six months	six months		for the six
Security	Value at	ended	ended	Value at	months ended
description	09/30/08	03/31/09	03/31/09	03/31/09	03/31/09

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	$5,707,328	$38,920,488	$44,627,816	$—	$34,421

UBS Cash
Management Prime
Relationship Fund	—	3,416,175	2,121,193	1,294,982	575

GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSR	Goldman Sachs Residential
REMIC	Real Estate Mortgage Investment Conduit
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/–1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

The Fund adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure regarding the various inputs that are used in determining the value of the

24

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2009 (unaudited)

Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments.

Measurements at 03/31/09

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments, at value	$—	$123,648,607	$—	$123,648,607

See accompanying notes to financial statements

25

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities—March 31, 2009 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$134,442,151)	$122,353,625

Investments in affiliated issuers, at value (cost—$1,294,982)	1,294,982

Total investments (cost—$135,737,133)	123,648,607

Interest receivable	1,789,301

Receivable for investments sold	175,924

Receivable for foreign tax reclaims	8,070

Other assets	112,263

Total assets	125,734,165

Liabilities:
Payable for investments purchased	1,292,596

Payable for investment advisory fees	293,278

Due to custodian	6,366

Accrued expenses and other liabilities	60,765

Total liabilities	1,653,005

Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized;
8,775,665 shares issued and outstanding	135,120,133

Undistributed net investment income	842,001

Accumulated net realized gain from investment transactions	207,552

Net unrealized depreciation on investments	(12,088,526)

Net assets	$124,081,160

Net asset value per share	$14.14

See accompanying notes to financial statements

26

Fort Dearborn Income Securities, Inc.

Statement of operations

For the six
months ended
March 31, 2009
(unaudited)

Investment income:
Interest	$3,585,634

Dividends	421

Affiliated interest	34,996

Total investment income	3,621,051

Expenses:
Investment advisory fees	294,774

Professional fees	74,355

Reports and notices to shareholders	38,109

Custody and accounting fees	27,282

Transfer agency fees	25,613

Listing fees	11,776

Franchise taxes	6,137

Directors’ fees	5,298

Insurance expense	2,982

Other expenses	3,304

Total expenses	489,630

Net investment income	3,131,421

Realized and unrealized gains (losses) from investment activities:
Net realized loss from investment transactions	(887,726)

Net change in unrealized appreciation of investments	3,994,656

Net realized and unrealized gain from investment activities	3,106,930

Net increase in net assets resulting from operations	$6,238,351

See accompanying notes to financial statements

27

Fort Dearborn Income Securities, Inc.

Statements of changes in net assets

	For the six	For the
	months ended	year ended
	March 31, 2009	September 30,
	(unaudited)	2008

From operations:
Net investment income	$3,131,421	$7,432,083

Net realized gain (loss) from investment transactions	(887,726)	1,498,471

Net change in unrealized appreciation (depreciation)
of investments	3,994,656	(17,499,626)

Net increase (decrease) in net assets resulting
from operations	6,238,351	(8,569,072)

Dividends and distributions to shareholders from:
Net investment income	(3,246,996)	(7,020,532)

Net realized gains	(87,757)	(831,056)

Total dividends and distributions to shareholders	(3,334,753)	(7,851,588)

Net increase (decrease) in net assets	2,903,598	(16,420,660)

Net assets:
Beginning of period	121,177,562	137,598,222

End of period (including undistributed net investment
income of $842,001 and $957,576, respectively)	$124,081,160	$121,177,562

See accompanying notes to financial statements

28

(This page has been left blank intentionally)

29

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of capital stock outstanding throughout each period is presented below:

	For the six
	months ended
	March 31, 2009
	(unaudited)

Net asset value, beginning of period	$13.81

Net investment income(1)	0.36

Net realized and unrealized gains (losses) from investment transactions	0.35

Net increase (decrease) from investment operations	0.71

Dividends from net investment income	(0.37)

Distributions from net realized gains	(0.01)

Total dividends and distributions	(0.38)

Net asset value, end of period	$14.14

Market price per share, end of period	$13.17

Total net asset value return(2)	5.09%

Total market price return(3)	4.86%

Ratios/supplemental data:
Net assets, end of period (in millions)	$124.1

Ratio of expenses to average net assets	0.80	%(4)

Ratio of net investment income to average net assets	5.12	%(4)

Portfolio turnover	70%

Number of shares outstanding at end of period (in thousands)	8,776

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
(4)	Annualized.

See accompanying notes to financial statements

30

For the years ended September 30,

2008	2007	2006	2005	2004

$15.68	$15.80	$16.23	$16.48	$16.46

0.85	0.82	0.81	0.80	0.83

(1.83)	(0.14)	(0.28)	(0.12)	(0.01)

(0.98)	0.68	0.53	0.68	0.82

(0.80)	(0.80)	(0.82)	(0.82)	(0.80)

(0.09)	—	(0.14)	(0.11)	—

(0.89)	(0.80)	(0.96)	(0.93)	(0.80)

$13.81	$15.68	$15.80	$16.23	$16.48

$12.92	$13.86	$14.04	$14.74	$14.84

(6.60)%	4.40%	3.46%	4.17%	5.13%

(0.62)%	4.31%	2.01%	5.68%	6.54%

$121.2	$137.6	$138.7	$142.5	$144.6

0.72%	0.77%	0.74%	0.74%	0.70%

5.45%	5.20%	5.19%	4.81%	5.05%

185%	130%	93%	78%	101%

8,776	8,776	8,776	8,776	8,776

31

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2009 (unaudited)

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred

32

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2009 (unaudited)

subsequent to the close of the foreign markets. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

33

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2009 (unaudited)

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Frequently, these securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Mortgage-backed securities and other investments—The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest

34

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2009 (unaudited)

prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Inflation protected securities—Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly

35

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2009 (unaudited)

the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At March 31, 2009, the Fund held TBA securities with a total cost of $759,141.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments, particular to a specific industry, country, state or region.

Capital stock
At March 31, 2009, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the six months ended March 31, 2009, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At March 31, 2009, the Fund owed UBS Global AM $293,278 in investment advisory fees.

36

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2009 (unaudited)

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the six months ended March 31, 2009, were as follows: debt securities, excluding short-term securities and US government debt obligations, $70,151,866 and $49,058,521, respectively; and US government debt obligations, $13,366,692 and $34,532,600, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended September 30, 2008 was as follows:

Distributions paid from:	2008

Ordinary income	$7,020,532

Net long-term capital gains	831,056

$7,851,588

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending September 30, 2009.

As of and during the six months ended March 31, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

37

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of March 31, 2009, UBS Global AM had approximately $142 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $507 billion in assets under management worldwide as of March 31, 2009.

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

An annual meeting of shareholders of the Fund was held on December 5, 2008. At the meeting, Adela Cepeda, Frank K. Reilly, Edward M. Roob and J. Mikesell Thomas were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Adela Cepeda	7,571,595	541,989

Frank K. Reilly	7,574,766	538,818

Edward M. Roob	7,570,324	543,260

J. Mikesell Thomas	7,559,509	554,075

The Fund is not aware of any broker non-votes with respect to the election of directors proposal. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

38

Fort Dearborn Income Securities, Inc.

General information (unaudited)

A shareholder proposal to terminate the investment advisory agreement between UBS Global Asset Management (Americas), Inc. and Fort Dearborn Income Securities, Inc. didn’t receive the requisite votes to pass. The proposal received votes as follows:

For	Against	Abstain	Broker non-votes

702,921	4,131,950	147,920	3,130,793

Quarterly form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: http://www.ubs.com/ubsglobalam-proxy or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder’s best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a

39

Fort Dearborn Income Securities, Inc.

General information (unaudited)

broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s)available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as

40

Fort Dearborn Income Securities, Inc.

General information (unaudited)

may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare. All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43081, Providence, RI 02940-3081. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

41

Fort Dearborn Income Securities, Inc.

General information (unaudited)

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

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47

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

48

Directors
Adela Cepeda	Edward M. Roob

Frank K. Reilly	J. Mikesell Thomas

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2009 All rights reserved. UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

          (a)  Included as part of the report to shareholders filed under Item 1 of this form.

          (b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, ½ of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least ½ of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fort Dearborn Income Securities, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 29, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Principal Accounting Officer and Treasurer

Date:	May 29, 2009